UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2008 (February 15, 2008)

ANNAPOLIS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22961	52-1595772
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
1000 Bestgate Road, Annapolis, Maryland 21401
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 224-4455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 15, 2008, the Registrant announced in a press release that its board of directors authorized the repurchase of an additional 100,000 shares of its issued and outstanding common stock. This authorization is in addition to the previous authorization of the board, announced on February 21, 2007, that authorized the repurchase of 200,000 shares of the Registrant’s common stock. The Registrant’s board of directors has also adopted a stock repurchase plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and all future repurchases by the Registrant will be made pursuant to the terms and conditions of this plan. A press release regarding the announcement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable.

(d) Exhibits

Exhibit	Description

99.1	Press Release issued February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNAPOLIS BANCORP, INC.

Dated:	February 15, 2008
/s/ Richard M. Lerner
Richard M. Lerner,
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued February 15, 2008